Exhibit 99.1

Parametric Sound Corporation Investor Presentation March 2013 1

Safe Harbor Statement Other than statements of historical fact, all statements made in this presentation, are forward - looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Without limitation, these include statements regarding ( i ) the merits of our technology in the marketplace, (ii) the strength of our intellectual property, (iii) the relative strength of o ur competition, (iv) the size of our addressable markets, (v) our opportunities and the competitive advantages of our technology within those markets; and (vi) other statements regarding our strategies, targets and business. You should not place undue reliance on any of these statements. We base these statements on particular assumptions that we have made in light of our industry experience, the stage of product and market development, preliminary input from potential customers, expected future developments and other factors that we believe are appropriate under the circumstances. These forward - looking statements are based on current expectations, beliefs, assumptions, estimates, input and forecasts about the businesses of the Company and the industries and markets in which the Company operates and intends to address. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward - looking statements. These factors include, but are not limited to, those discussed in our most recent Annual Report on Form 10 - K under Item 1A “Risk Factors,” including, but not limited to, the following: (a) our licensing strategy to approach new market s with our technology is untested, (b) our technology is substantially different and subject to performance limitations, defect s o r errors and end - users of our products could sustain injuries from our products (c) we may be unsuccessful in demonstrating the feasibility of our electronics processing and emitter technology for broad - based product applications, (d) potential competitors who have greater resources and experience than we do may develop products and technologies that make ours obsolete, and (e) our competitive position will be seriously damaged if we cannot maintain and obtain patent protection for important differentiating aspects of our products or otherwise protect intellectual property rights in our technology or if our product s a re found to infringe on the intellectual property rights of others. As a result, there can be no assurance that the forward - looking statements included in this presentation will prove to be accurate or correct, and actual outcomes and results may differ materially from what is expressed or implied by the forward - looking statements. Projections and financial illustrations are based on factors and assumptions subject to significant uncertainty and should not be relied on as guidance as to future results and are subject to significant risk. The Company disclaims any intent or obligation to update these or any forward - looking statements, except as required by law. Trademark Information: HSS is registered trademark of, and HyperSound ™ is a tradename of, Parametric Sound. All other trade names used herein are either trademarks or registered trademarks of the respective holders . 2 © 2013 Parametric Sound Corporation

Parametric Sound (Nasdaq: PAMT) • HyperSound ™ directional sound technology allows listeners to immerse themselves in 3D sound with two emitters, without the use of headphones or additional speakers • Fundamental new way of delivering sound across commercial and consumer markets worldwide 3

• Parametric Sound - pioneering, industry leader with strong fundamental IP • 23 U.S. patents, 2 foreign and 13 pending • Disruptive t echnology applicable to three multi - billion dollar market sectors • Consumer Markets – PCs, TVs, gaming, handhelds • Commercial Markets – d igital signage, kiosks, retail stores • Health Care – Out of ear solution for hearing impaired • Capital - light business m odel • Experienced executive management team Investment Summary 4

Company Timeline 2010 2012 September 2010 Tax free spin - off from Nasdaq LRAD Corporation January 2012 B reakthrough version of HyperSound technology introduced March 2012 $9.24 Million Secondary - Uplisted to Nasdaq Feb 2013 Strategic MOU - SIIG 2013 Jan 2013 Health Care Collaboration with CBHC Feb 2013 Emitter Innovation Fall 2012 Digital Signage Achievements Build a Bear Fujitsu Ingram Micro Four Winds Commercialize HyperSound Technology March 2012 Ken Potashner assumed operations as Executive Chairman 5

Why HyperSound is Disruptive • HyperSound™ - sound creation along a directional ultrasonic beam fundamentally changes how sound is created and delivered to listeners • Immersive 3D sound - emitter technology beams audio like a laser and immerses the listener in clear, distinct, robust 3D sound • Ability to control the placement of sound – key to commercial and consumer applications including health care, digital signage, kiosks, retail, home entertainment, video gaming, mobile devices, tablets, computers and slot machines • Dramatically changes sound amplification and hearing loss markets 6

Strong IP Portfolio • 23 U.S. patents, 2 foreign and 13 pending along with related PCT filings • Additional patent filings targeted for 2013 • Pioneered directed audio - technology leader • Fundamental IP makes knock - offs difficult • Strong IP supports licensing for volume markets • Recent IP developments • New patented technology creates consumer quality sound • Simplified economical electronic design • New emitter technology enables ultrathin form factor and more economical emitter manufacturing • Applications for technology to hearing market 7

Limited Competition • Limited competition in directional sound space • Panphonics (Sound Shower – Traditional Speaker) • Holosonic Research Labs (Audio Spotlight) • Brown Innovations (Sound Domes) • Other companies tried to commercialize parametric audio without success 8

Gaming Consoles/ Computers Slot Machines Health Care Home Theater Systems Smart Phones Tablets Digital Signage/ Kiosks $5 - $6 billion digital signage market 185 million tablets expected to be sold in 2015 244 million video game consoles sold in 2012 Over 4 million casino slot machines 237 million flat panel TVs sold in 2012 7 00 million smart phones shipped in 2012 3 million interactive kiosks expected by 2016 350 million PCs sold each year Global video gaming market to expand to $83 billion in 2016 Add Value To Large Markets Over 48 million Americans suffer from hearing loss – 360 million or more worldwide Large Addressable Markets One Technology Platform – Worldwide Markets 9

Capital Light Business Model • Marketing Strategy • Demonstrate technology in easy - to - access markets • Identify and pursue worldwide leaders • Licensing strategy • Engage category leaders through NDAs • > 25 NDAs signed with strategic business prospects • Leverage prototypes and co - development projects to demonstrate disruptive attributes • License and support key OEMs and VARs - time advantage licenses targeted • Manufacturing strategy • Low volume in - house manufacturing now established • High volume manufacturing being established with strategic partners • Address health care opportunity as separate initiative • Separate management • Medical team on board Model Benefits * Recurring Revenue Streams * Attractive Returns * Limited Capital Required 10

Go - to - Market Strategies Distribution Channels Licensing Product Manufacturing Major OEMs and VARs Direct to Large Enterprises, Integrators and Distributors Commercial & Consumer Electronics Markets Healthcare Sector OEMs, Suppliers Audiologists, Doctors and Consumers Mobile Devices Home Theater Video Gaming Personal Computers Movies and Cinema Televisions Digital Signage Kiosks Retail Store s Point - of - Sale PSAPs Non - prescription FDA Products Prescription FDA Products 11

Product Licensing • Home entertainment – 3D • Flat panel TV speakers • Sound bars • Home audio systems • Portable audio • Video and computer gaming – 3D • PlayStation / Xbox / Nintendo - type gaming • 2.1 system for PCs • Other - directionality • Automobile / cinema and many more • Co - development and strategic MOU’s underway • Rapidly advancing licensing discussions on products targeting substantial volume for late 2013 and 2014 • Seeing interest in broader strategic relationships 12

Digital Signage and Retail Markets • Channel Partners • Ingram Micro • Four Winds Interactive • Fujitsu • Direct customer examples • Build - A - Bear – passed pilot stage • Progressing to expand pilots and rollouts with other customers • Targeting break - even cash flow at average of 2,000 units per month during 2014 13

Health Care • Significant opportunity exists to employ IP to help hearing impaired • Science indicates ultrasound penetrates to inner ear providing greater DB gain than conventional speakers • Believe it improves clarity and comprehension • Preference studies indicated that HyperSound ™ is preferred over conventional speakers • Preliminary preference testing with advanced hearing loss has also been encouraging • Hearing impaired and aging population are targets for a novel “out - of - the - ear” solution for a range of home entertainment products • FDA approved virtual hearing aid product – 510K app in process and clarity testing progressing • Non - FDA personal sound amplification product (PSAP) 14

Health Care (cont.) • FDA approved products to focus on growing hearing impaired population – aged and youth • Additional opportunity to explore the use of IP to help treat tinnitus • Future “in - the - ear” solution planned and could compete with hearing aids 15

Health Care - Market Demographics • Estimated 360 million people world - wide are hearing impaired • Approximately 48 million in the U.S. have some impairment • 87% over 35 • Reported 50 million Americans have tinnitus • 850,000 troops have returned from Afghanistan with tinnitus • Most people with hearing issues don’t seek help • Average of 8 years between diagnosis until someone takes action • Approximately 1 out of every 4 people who need a hearing aid actually get one • Average age of person purchasing hearing aid is 68 years - old • Vet administration contracting for record number of hearing aids • ADA and other guidelines require hearing impaired equal access to businesses and government buildings • Education market could be significant 16

Management and Board • Founded, grew and led several $1 billion+ public and private companies • Pioneered innovation in the fields of electrical and acoustical engineering • More than 80 years of combined experience in development and commercialization of intellectual property Executive Position Kenneth F. Potashner Executive Chairman Elwood G. Norris Chief Scientist, President and Founder James A. Barnes CFO, Treasurer, Secretary and Founder Dr. Seth Putterman Independent Director UCLA Professor of Physics Dr. Robert Kaplan Independent Director Extensive financial experience Dr. Andrew Wolfe Independent Director Recognized IP expert James L. Honore Retired EVP Sony Pictures Entertainment 17

Ken Potashner – Accomplished Leader • Extensive executive and BOD level experience leading high growth, high technology global organizations • Chairman of Board • Newport Corporation (Present) – An industry leader in the photonics sector with 2012 revenues of $595M • Maxwell Technologies from ( 1996 - 2003 ) • Sonic Blue, Inc. ( 1998 - 2002 ) Ken Potashner – Executive Chairman 18

W. Norris - Accomplished Inventor • Elwood Norris – Original inventor of HyperSound™ technology • Winner of the 2005 Lemelson - MIT $500,000 prize for revolutionizing acoustics • Norris has been inventing for more than 30 years • 46 patents granted; other pending patents • Popular Science – 2002 Grand Award • Record of successful inventions • Earphone technology later evolved into the JABRA headsets • Doppler tool evolved into the sonogram • Patriot ’ s GPR resulted in major chip innovations/licensing • e.Digital ’ s flash memory technology now used in cameras and computers worldwide/ licensing major consumer product companies Elwood Norris – Chief Scientist 19

Financial Information (December 31, 2012) Amount Cash and cash equivalents $4,651,000 Working capital 4,799,000 Total assets 6,593,000 Stockholders’ equity 6,256,000 20

• Parametric Sound is pioneering industry leader • Mission is to dominate a fundamental new way of producing sound across commercial and consumer markets worldwide • Strong IP – a disruptive technology • Like lasers changed how light is used – HyperSound™ changes how sound is used • Broad range of product applications • Large and growing worldwide markets • One technology platform – three very large market sectors • Experienced executive management • Limited competition – strong barriers to entry Summary 21

Parametric Sound Corporation 13771 Danielson St. Suite L Poway, CA 92064 888 - 477 - 2150 www.parametricsound.com Investor Relations: Dave Mossberg – (817) 310 - 0051 Contact Information 22 © 2013 Parametric Sound Corporation

Ticker Symbol PAMT Shares Outstanding 6,409,497 Warrants 525,339 Weighted average strike price $4.48 Options – Vested with 60 days 671,000 Weighted average strike price $3.05 Options – Total 1.2 million Weighted average strike price $43.94 Institutional Ownership 30% Management Ownership 27% Appendix – Capitalization (December 31, 2012) 23 © 2013 Parametric Sound Corporation